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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) - September 27, 2001


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)


           DELAWARE                        0-9808                76-0582150
  (State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
of incorporation or organization)                            Identification No.)


                          333 CLAY STREET, SUITE 2900
                              HOUSTON, TEXAS 77002
                                 (713) 646-4100
              (Address, including zip code, and telephone number,
       including area code, of Registrant=s principal executive offices)



                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

      On September 27, 2001, Plains All American Pipeline, L.P. issued a press release announcing that it had entered into a six-year, $200 million term loan with a group of institutional lenders. The press release is attached as an exhibit to this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

  99.1  Press Release issued by the Registrant, dated September 27, 2001.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  September 27, 2001       By:  Plains AAP, L.P., its general partner

                                By:  Plains All American GP LLC, its general
                                     partner

                                By: /s/ Tim Moore
                                    --------------------------------------------
                                    Name:   Tim Moore
                                    Title:  Vice President
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                               INDEX TO EXHIBITS


99.1  Press Release issued by the Registrant, dated September 27, 2001.